UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2008
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ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50298 (Commission File Number)	98-0376008 (IRS Employer Identification No.)

Hi-Tech Park 2/5 Givat Ram
PO Box 39098
Jerusalem, Israel 91390
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 972-2-566-0001

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 2, 2008, Oramed Pharmaceuticals Inc. (the "Company") entered into indemnification agreements with each of its directors and executive officers. Under the indemnification agreements, the Company agrees to indemnify each director and executive officer for any liability he or she may incur by reason of the fact that he or she serves as the Company's director or executive officer, to the maximum extent permitted by law.

This form of indemnification agreement is being furnished as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the indemnification agreement is qualified in its entirety by reference to such document.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

10.1	Form of Indemnification Agreement between Oramed Pharmaceuticals Inc. and each of its directors and executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.
Dated: November 6, 2008
	By:	/s/ Nadav Kidron
Nadav Kidron
President, CEO and Director